                                                                    EXHIBIT 10.3


         FIRST AMENDMENT AND WAIVER dated as of April 30, 2001 ("Amendment") to FINANCING AGREEMENT, dated as of June 27, 2000 (the "Financing Agreement"), among CANNONDALE CORPORATION, as Borrower (the "Borrower"), the lenders party thereto (each a "Lender" and collectively the "Lenders") and THE CIT GROUP/BUSINESS CREDIT, INC., as agent for the Lenders (in such capacity, the "Agent"). Terms which are capitalized in this Amendment and not otherwise defined shall have the meanings ascribed to such terms in the Financing Agreement.

         WHEREAS, the Borrower has requested the Lenders to waive as Events of Default violations of certain of the financial covenants contained in the Financing Agreement, and to modify certain provisions contained in the Financing Agreement, and the Lenders have agreed to the foregoing request;

         NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Lenders hereby agree as follows:

         SECTION ONE. AMENDMENT. Effective as of the date hereof, upon the satisfaction of the conditions precedent set forth in Section Four hereof, the Financing Agreement is hereby amended as follows; provided, however, that the new definition of "Applicable Increment" set forth below shall be effective, on a retroactive basis, as of December 31, 2000:

         (a) SECTION 1.01 DEFINED TERMS. Section 1.01 is amended by deleting the definitions of the terms "Applicable Increment," "Case 6" and "EBITDA," by substituting the following definitions in lieu thereof and by adding the terms "Case 7" and "First Amendment" and the following definitions thereof, each in the appropriate alphabetical order:

         "Applicable Increment shall mean ON ANY DATE OF DETERMINATION, WITH RESPECT TO ANY REVOLVING LOAN BEARING INTEREST BASED ON THE BASE RATE OR LIBOR, OR ANY PORTION OF THE TERM LOAN BEARING INTEREST BASED ON THE BASE RATE OR LIBOR, THE APPLICABLE RATE PER ANNUM SET FORTH BELOW UNDER THE APPLICABLE CAPTION, BASED UPON THE FIXED CHARGE COVERAGE RATIO CORRESPONDING THERETO FOR THE PERIOD OF FOUR CONSECUTIVE FISCAL QUARTERS ENDING IMMEDIATELY PRIOR TO SUCH DATE OF DETERMINATION. THE APPLICABLE INCREMENT SHALL APPLY DURING THE PERIOD COMMENCING ON THE FIRST DAY OF THE MONTH FOLLOWING THE MONTH DURING WHICH THE AGENT SHALL HAVE RECEIVED THE FINANCIAL STATEMENTS REQUIRED TO BE DELIVERED PURSUANT TO SECTION 8.01 FOR ANY REFERENCED FISCAL QUARTER, AND ENDING ON THE LAST DAY OF THE MONTH DURING WHICH THE AGENT SHALL HAVE RECEIVED SUCH FINANCIAL STATEMENTS FOR THE

         NEXT SUCCEEDING FISCAL QUARTER; PROVIDED, HOWEVER, THAT UNTIL SUCH TIME AS THE AGENT RECEIVES SUCH FINANCIAL STATEMENTS FOR THE FISCAL QUARTER ENDING IN MARCH 2001, THE APPLICABLE INCREMENT SHALL BE AS SET FORTH BELOW OPPOSITE CASE 1."

                          Applicable
                          Increment for            Applicable               Applicable               Applicable
Fixed Charge              Revolving Loans          Increment for            Increment for            Increment for
Coverage Ratio            based on the             Revolving Loans          Term Loan based          Term Loan based
                          Base Rate                based on LIBOR           on the Base Rate         on LIBOR
Case 1                    1.25%                     N/A                     1.75%                     N/A

Case 2                    1.00%                     N/A                     1.50%                     N/A

Case 3                     .75%                    2.50%                    1.25%                    3.00%

Case 4                     .50%                    2.25%                    1.00%                    2.75%

Case 5                     .25%                    2.00%                     .75%                    2.50%

Case 6                     .00%                    1.75%                     .50%                    2.25%

Case 7                     .00%                    1.75%                     .25%                    2.00%"

         "CASE 6 SHALL MEAN A FIXED CHARGE COVERAGE RATIO OF EQUAL TO OR GREATER THAN 2.50 TO 1.00 AND LESS THAN 2.75 TO 1.00."

         "CASE 7 SHALL MEAN A FIXED CHARGE COVERAGE RATIO OF EQUAL TO OR GREATER THAN 2.75 TO 1.00."

         "EBITDA shall mean, for any period, Net Income for such period plus, to the extent deducted in determining Net Income for such period and without duplication, Interest Expense, income tax expense, depreciation, amortization and other non-cash charges for such period, including non-cash charges in respect of (w) write offs of fees and expenses incurred in connection with the prepayment of all or any portion of the principal of the Term Loan or the Mezzanine Debt, (x) write offs of deferred taxes, (y) write downs to the lower of cost or market of the Borrower's motorcycle division inventory to the extent required by GAAP ("inventory write downs"), provided, however, that the aggregate amount of such inventory write downs for (I) the Fiscal Quarter ending in March 2001 may not exceed the lesser of the actual amount of such inventory write downs for such Fiscal Quarter and the sum of $326,000 and (II) the Fiscal Quarter ending in June

         2001 may not exceed the lesser of the actual amount of such inventory write downs for such Fiscal Quarter and the sum of $500,000 and (z) any beneficial conversion premium arising from the difference, if any, between the market price of the Borrower's common stock and the conversion price of the Borrower's common stock into which the Institutional Infusion or the Montgomery Infusion (as such terms are defined in the First Amendment), as the case may be, may be converted (the date of consummation of the Institutional Infusion or the Montgomery Infusion, as applicable, being the date upon which the amount of such premium shall be calculated, and the date on which such conversion price shall be determined), minus, to the extent included in determining Net Income for such period, without duplication (i) interest income for such period that has been deferred or has not been paid in cash, (ii) interest income for such period with respect to the Montgomery Debt, (iii) dividends paid in cash to the Borrower by any Subsidiary during such period, except to the extent such dividends are payable solely from the earnings of operations of such Subsidiary for the twelve month period immediately preceding the date of payment of such dividends and (iv) all amounts paid in cash to the Borrower during such period resulting from the unwinding of any Hedging Obligation of the Borrower, all determined in accordance with GAAP on a consistent basis, but excluding the effect of extraordinary or non-recurring gains or losses for such period."

         "First Amendment shall mean that certain First Amendment and Waiver dated as of April 30, 2001, executed and delivered by the Borrower, the Lenders and the Agent in connection with this Financing Agreement."

         (b) SECTION 4.02 MANDATORY PREPAYMENTS. Section 4.02 (d) is deleted in its entirety, and the following is substituted in lieu thereof:

         "(d) Beginning with the Fiscal Year ending in June 2001, THE BORROWER SHALL MAKE A MANDATORY PREPAYMENT OF THE UNPAID PRINCIPAL BALANCE OF THE TERM LOAN NO LATER THAN NINETY DAYS AFTER THE END OF EACH FISCAL YEAR, IN AN AGGREGATE AMOUNT EQUAL TO FIFTY PERCENT (50%) OF SURPLUS CASH FOR THE FISCAL YEAR THEN ENDED (SUCH AMOUNT, THE "REFERENCED AMOUNT"), AS CALCULATED IN ACCORDANCE WITH AND AS SET FORTH IN THE AUDITED NON-CONSOLIDATED FINANCIAL STATEMENTS OF THE BORROWER FOR THE FISCAL YEAR THEN ENDED, WHICH CALCULATION SHALL BE CERTIFIED BY AN AUTHORIZED OFFICER, PROVIDED, HOWEVER, THAT IF AT THE TIME ANY SUCH MANDATORY PREPAYMENT SHALL BE MADE, ANY PORTION OF THE PRINCIPAL OF THE MEZZANINE DEBT SHALL BE OUTSTANDING AND UNPAID,

         THEN THE BORROWER SHALL INSTEAD PAY TO THE AGENT, AS A MANDATORY PREPAYMENT OF THE UNPAID PRINCIPAL BALANCE OF THE TERM LOAN, ONLY THE LENDERS' PROPORTIONATE SHARE OF THE REFERENCED AMOUNT, AND THE BORROWER SHALL CONCURRENTLY MAKE A PREPAYMENT OF THE UNPAID PRINCIPAL BALANCE OF THE MEZZANINE DEBT IN AN AMOUNT EQUAL TO THE MEZZANINE LENDERS' PROPORTIONATE SHARE OF SUCH REFERENCED AMOUNT, PROVIDED, FURTHER, THAT THE PROCEEDS OF THE INTERCOMPANY PAYMENT AND THE 2001 SUBORDINATED DEBT, AS SUCH TERMS ARE DEFINED IN THE FIRST AMENDMENT, RECEIVED BY THE BORROWER DURING THE FISCAL YEAR ENDING IN JUNE 2001, SHALL BE EXCLUDED FROM THE CALCULATION OF SURPLUS CASH FOR SUCH FISCAL YEAR."

         (c) SECTION 6.03. COLLECTION OF TRADE ACCOUNTS RECEIVABLE. Section 6.03 is amended by adding the following language immediately after the last sentence thereof:

         "Without in any way waiving or limiting the Agent's right to require the Borrower to strictly comply with this Section, the Borrower hereby agrees to take the following actions with respect to each account of the Borrower held at a bank or other depository institution located in Canada, into which any proceeds of Collateral may be deposited at any time (each, a "Canadian Account"): (a) the Borrower shall deliver to the Agent, together with each Borrowing Base Certificate, a report setting forth the amount on deposit in each Canadian Account on the date of such Borrowing Base Certificate; (b) the Borrower shall deliver to the Agent copies of all periodic account statements with respect to each Canadian Account, promptly upon the Borrower's receipt thereof; and (c) on Monday of each week (or on the next Business Day, if such Monday is not a Business Day) the Borrower shall cause to be transferred, by wire or book-entry transfer, in immediately available funds, all funds on deposit in each Canadian Account to a Blocked Account or to such other bank account as the Agent may from time to time designate for such purpose. The Borrower hereby confirms and agrees that all amounts deposited in each Canadian Account, whether as proceeds of Inventory or other Collateral or otherwise, shall be the property of the Agent."

         (d) SECTION 8.01. FISCAL STATEMENTS, PROJECTIONS, BORROWING BASE CERTIFICATES AND OTHER INFORMATION. Section 8.01 (d) is deleted in its entirety, and the following is substituted in lieu thereof:

         "(d) CONCURRENTLY WITH ANY DELIVERY OF FINANCIAL STATEMENTS UNDER CLAUSE (a), (b) or (c) ABOVE, A CERTIFICATE OF AN AUTHORIZED OFFICER OF THE BORROWER (i) CERTIFYING AS TO WHETHER A DEFAULT HAS

         OCCURRED AND, IF A DEFAULT HAS OCCURRED, SPECIFYING THE DETAILS THEREOF AND ANY ACTION TAKEN OR PROPOSED TO BE TAKEN WITH RESPECT THERETO, (ii) SETTING FORTH REASONABLY DETAILED CALCULATIONS (A) IN THE CASE OF QUARTERLY FINANCIAL STATEMENTS, OF THE FIXED CHARGE COVERAGE RATIO FOR THE PERIOD OF FOUR FISCAL QUARTERS THEN ENDED AND (B) DEMONSTRATING COMPLIANCE WITH SECTIONS 9.09 THROUGH AND INCLUDING 9.11, (iii) STATING WHETHER ANY CHANGE IN GAAP OR IN THE APPLICATION THEREOF HAS OCCURRED SINCE THE DATE OF THE AUDITED FINANCIAL STATEMENTS REFERRED TO IN CLAUSE (a) AND, IF ANY SUCH CHANGE HAS OCCURRED, SPECIFYING THE EFFECT OF SUCH CHANGE ON THE FINANCIAL STATEMENTS ACCOMPANYING SUCH CERTIFICATE AND (iv) SETTING FORTH REASONABLY DETAILED CALCULATIONS, IN THE CASE OF QUARTERLY FINANCIAL STATEMENTS, OF ALL NON-CASH CHARGES DEDUCTED IN DETERMINING NET INCOME FOR THE APPLICABLE FISCAL QUARTER, INCLUDING WITHOUT LIMITATION ALL OF THE NON-CASH CHARGES DESCRIBED IN CLAUSES (w), (x), (y) AND (z) OF THE DEFINED TERM EBITDA."

         (e) SECTION 8.14. NEW COLLATERAL LOCATIONS. Section 8.14 is deleted in its entirety and the following is substituted in lieu thereof:

         "SECTION 8.14. NEW COLLATERAL LOCATIONS. AS SOON AS POSSIBLE AND IN ANY EVENT NO LATER THAN TEN (10) DAYS AFTER ANY COLLATERAL IS FIRST HELD AT A LOCATION (WHETHER LEASED PREMISES, A WAREHOUSE, A PROCESSOR'S LOCATION OR OTHER LOCATION) WHICH IS NOT SET FORTH ON ANNEX II, THE BORROWER SHALL (a) NOTIFY THE AGENT OF THE ADDRESS OF SUCH LOCATION AND THE TYPE AND VALUE OF THE COLLATERAL BEING HELD AT SUCH LOCATION AND
         (b) DELIVER TO THE AGENT SUCH UCC FINANCING STATEMENTS AS THE AGENT IN ITS DISCRETION SHALL REQUIRE to ensure the Agent's first priority perfected security interest hereunder in such Collateral. In addition, the Borrower shall use its reasonable best efforts to deliver to the Agent, within sixty (60) days of the date on which any Collateral is first held at a location (whether leased premises, a warehouse, a processor's location or otherwise) which is not set forth on Annex II, a warehouseman's or processor's waiver substantially in the form of Exhibit E-1 or Exhibit E-2, as applicable, duly executed by the lessor or owner of such location."

         (f) SECTION 9.03 FUNDAMENTAL CHANGES. Section 9.03(d) is deleted in its entirety, the following is substituted in lieu thereof, and a new paragraph (e) is added to Section 9.03, as follows:

         "(d) WITHOUT THE PRIOR WRITTEN CONSENT OF THE AGENT, THE BORROWER WILL NOT (i) CONSENT TO ANY AMENDMENT OR OTHER MODIFICATION OF THE MEZZANINE FINANCING AGREEMENT OR ANY OF

         THE OTHER MEZZANINE DEBT DOCUMENTS RESULTING IN (A) AN INCREASE IN THE PRINCIPAL AMOUNT OF THE MEZZANINE DEBT, (B) A CHANGE (OTHER THAN BY POSTPONEMENT) IN ANY SCHEDULED PAYMENT OR PREPAYMENT OF THE MEZZANINE DEBT, (C) AN INCREASE IN ANY INTEREST RATE APPLICABLE TO THE MEZZANINE DEBT, OR (D) THE ADDITION OF NEW FINANCIAL COVENANTS OR NEW EVENTS OF DEFAULT OR THE IMPOSITION OF STRICTER LEVELS OR RATIOS WITH RESPECT TO EXISTING FINANCIAL COVENANTS APPLICABLE TO THE MEZZANINE DEBT, OR (ii) make any voluntary prepayment of the Mezzanine Debt, provided, however, that at any time after the date on which the Agent receives the Borrower's consolidated and consolidating financial statements for the Fiscal Quarter and Fiscal Year ending in June, 2001, on not less than ten (10) days prior written notice to the Agent, the Borrower may make prepayments of all or any portion of the principal of the Mezzanine Debt, so long as, at the time the Borrower proposes to make such prepayment (A) no Event of Default shall have occurred and then be continuing, (B) the Fixed Charge Coverage Ratio of the Borrower, on a consolidated basis with its consolidated Subsidiaries, for the most recently ended period of twelve consecutive fiscal months shall be greater than 1.00 to 1.00, (C) the Agent shall have received, in accordance with Section 8.01 (c), the Borrower's consolidated and consolidating financial statements for the most recently ended fiscal month, (D) after giving effect to such proposed prepayment, the Borrower's Availability, on a pro forma basis, calculated as if a prepayment of $2,000,000 of principal of the Institutional Infusion (as such term is defined in the First Amendment), to the extent not previously converted to equity, were being made concurrently with the proposed prepayment of the Mezzanine Debt, shall be not less than $10,000,000, (E) no material portion of the Borrower's trade payables shall be past due beyond the Borrower's historic payment practices, and the Agent shall have verified the foregoing to its satisfaction, (F) the ratio of (1) the value of the Borrower's Inventory, based on the lower of cost or market, to (2) the aggregate face amount of all of the Borrower's trade payables then outstanding is not less than .50 to 1.00 and (G) the Agent shall have received a certificate, duly executed by an Authorized Officer, setting forth in reasonable detail the calculation of (1) the minimum Fixed Charge Coverage Ratio required pursuant to clause (B) hereof, (2) the minimum pro forma Availability required pursuant to clause (D) hereof, and (3) the minimum inventory to trade payables ratio required pursuant to clause (F) hereof."

         "(e) Without the prior written consent of the Agent, the Borrower will not (i) consent to any amendment or other modification of any instruments evidencing the 2001 Subordinated Debt, as such term is defined in the First Amendment, or any agreements or documents pursuant to which such instruments were issued or are governed, which amendment or modification results in (A) an increase in the principal amount of the 2001 Subordinated Debt, (B) a change (other than by postponement) in any scheduled payment or prepayment of the 2001 Subordinated Debt,
         (C) an increase in any interest rate applicable to the 2001 Subordinated Debt or (D) the addition of new financial covenants or new events of default or the imposition of stricter levels or ratios with respect to existing financial covenants applicable to the 2001 Subordinated Debt or (ii) make any voluntary prepayment of the 2001 Subordinated Debt, provided, however, that at any time after the date on which the Agent receives the Borrower's consolidated and consolidating financial statements for the Fiscal Quarter and Fiscal Year ending in June, 2001 and on not less than ten (10) ten days prior written notice to the Agent, the Borrower may make prepayments of up to
         (x) $2,000,000 in the aggregate of the principal of the Institutional Infusion, as such term is defined in the First Amendment, together with the payment of interest accrued thereon and any premium included in the applicable Redemption Price (as defined in the documents evidencing the Institutional Infusion as in effect on the date of the First Amendment), but only to the extent set forth in the document evidencing the Institutional Infusion or the agreement pursuant to which the Institutional Infusion was issued or is governed, as in effect on the date of issuance of such document or the date of execution of such agreement, as the case may be and (y) at any time after the date on which the Institutional Infusion shall have been paid or otherwise satisfied in full (including all accrued interest thereon), or converted to equity, $2,000,000 in the aggregate of the principal of the Montgomery Infusion, as such term is defined in the First Amendment, together with payments of accrued interest thereon and the payment of any premium included in the applicable Redemption Price (as defined in the documents evidencing the Montgomery Infusion as in effect on the date of the First Amendment), but only to the extent set forth in the document evidencing the Montgomery Infusion or the agreement pursuant to which the Montgomery Infusion was issued or is governed, as in effect on the date of issuance of such document or the date of execution of such agreement, as the case may be, so long as, at the time the Borrower proposes to make any such prepayment of principal, payment of accrued interest or payment of premium described in clause (x) or any such prepayment of principal, payment of accrued interest or payment of premium described in clause (y) hereof, (A) no Event of Default shall have occurred and then be continuing, (B) the

         Fixed Charge Coverage Ratio of the Borrower, on a consolidated basis with its consolidated Subsidiaries, for the most recently ended period of twelve consecutive fiscal months, shall be greater than 1.00 to 1.00, (C) the Agent shall have received, in accordance with Section 8.01(c), the Borrower's consolidated and consolidating financial statements for the most recently ended fiscal month, (D) after giving effect to such proposed prepayment, the Borrower's Availability, on a pro forma basis, shall be not less than $10,400,000, (E) with respect to any Fiscal Year in which such payment is proposed to be made, the net shipments, expressed in dollars, for the prior Fiscal Year (commencing with the Fiscal Year ending in June 2001) made by the Borrower's domestic bicycle division shall be not less than $103,839,000 and (F) the Agent shall have received a certificate, duly executed by an Authorized Officer, setting forth in reasonable detail the calculation of (1) the consolidated Fixed Charge Coverage Ratio required pursuant to clause (B) hereof, (2) the minimum pro forma Availability required pursuant to clause (D) hereof and (3) the amount of the net shipments required pursuant to clause (E) hereof."

         (g) SECTION 9.09 NET WORTH Section 9.09 is deleted in its entirety and the following is substituted in lieu thereof:

         "SECTION 9.09. NET WORTH. THE BORROWER SHALL MAINTAIN AT ALL TIMES DURING AND AS OF THE END OF EACH FISCAL MONTH SET FORTH IN SUBSECTIONS
         (a) THROUGH (m) BELOW, AND DURING AND AS OF THE END OF EACH FISCAL QUARTER SET FORTH IN SUBSECTIONS (n) THROUGH (v) BELOW, A NET WORTH OF NOT LESS THAN THE AMOUNT SET FORTH BELOW OPPOSITE SUCH FISCAL MONTH OR FISCAL QUARTER. FOR PURPOSES OF CALCULATING THE BORROWER'S COMPLIANCE WITH THIS COVENANT, NET WORTH SHALL NOT BE REDUCED BY (i) NON-CASH WRITE OFFS OF FEES AND EXPENSES INCURRED IN CONNECTION WITH THE PREPAYMENT OF ALL OR ANY PORTION OF THE PRINCIPAL OF THE TERM LOAN OR THE MEZZANINE DEBT, (ii) NON-CASH WRITE OFFS OF DEFERRED TAXES, OR
         (iii) THE UNPAID PRINCIPAL BALANCE OF, AND ALL ACCRUED AND UNPAID INTEREST ON, THE MONTGOMERY DEBT:

                         FISCAL MONTH OR FISCAL QUARTER              MINIMUM NET WORTH

             (a)         JUNE 2000                                   $ 27,400,000

             (b)         JULY 2000                                     25,200,000

             (c)         AUGUST 2000                                   23,465,000

             (d)         SEPTEMBER 2000                                23,900,000

             (e)         OCTOBER 2000                                  24,125,000

             (f)         NOVEMBER 2000                                 24,135,000

             (g)         DECEMBER 2000                                 25,250,000

             (h)         JANUARY 2001                                  25,230,000

             (i)         FEBRUARY 2001                                 25,425,000

             (j)         MARCH 2001                                    37,700,000

             (k)         APRIL 2001                                    37,140,000

             (l)         MAY 2001                                      36,785,000

             (m)         JUNE 2001                                     37,110,000

             (n)         FISCAL QUARTER ENDING IN                      36,795,000
                         SEPTEMBER 2001

             (o)         FISCAL QUARTER ENDING IN                      36,840,000
                         DECEMBER 2001

             (p)         FISCAL QUARTER ENDING IN MARCH                37,330,000
                         2002

             (q)         FISCAL QUARTER ENDING IN JUNE                 38,925,000
                         2002

             (r)         FISCAL QUARTER ENDING IN                      40,060,000
                         SEPTEMBER 2002

             (s)         FISCAL QUARTER ENDING IN                      41,430,000
                         DECEMBER 2002

             (t)         FISCAL QUARTER ENDING IN MARCH                42,900,000
                         2003

             (u)         FISCAL QUARTER ENDING IN JUNE                 45,930,000
                         2003

             (v)         FISCAL QUARTER ENDING IN
                         SEPTEMBER 2003, AND EACH FISCAL
                         QUARTER THEREAFTER, A NET WORTH
                         IN AN AMOUNT EQUAL TO $45,930,000
                         PLUS FIFTY PER CENT (50%) OF NET

                         INCOME FOR EACH FISCAL QUARTER
                         (TO THE EXTENT NET INCOME FOR
                         SUCH FISCAL QUARTER IS POSITIVE),
                         COMMENCING WITH THE FISCAL
                         QUARTER ENDING IN JUNE 2003."



         (h) SECTION 9.10. FIXED CHARGE COVERAGE RATIO. Section 9.10 is deleted in its entirety, and the following is substituted in lieu thereof:

         "SECTION 9.10. FIXED CHARGE COVERAGE RATIO. THE BORROWER SHALL HAVE A FIXED CHARGE COVERAGE RATIO, AS OF THE END OF EACH PERIOD OF TWELVE CONSECUTIVE FISCAL MONTHS ENDING ON THE LAST DAY OF THE FISCAL MONTH SET FORTH BELOW, OF NOT LESS THAN THE RATIO SET FORTH BELOW OPPOSITE SUCH MONTH:

                        TWELVE FISCAL MONTHS                  MINIMUM FIXED
                        ENDING                                CHARGE COVERAGE RATIO

             (a)        JULY 2000                              .20 TO 1.00

             (b)        AUGUST 2000                            .20 TO 1.00

             (c)        SEPTEMBER 2000                         .35 TO 1.00

             (d)        OCTOBER 2000                           .35 TO 1.00

             (e)        NOVEMBER 2000                          .35 TO 1.00

             (f)        DECEMBER 2000                          .15 TO 1.00

             (g)        JANUARY 2001                           .10 TO 1.00

             (h)        FEBRUARY 2001                          .08 TO 1.00

             (i)        MARCH 2001                             .09 TO 1.00

             (j)        APRIL 2001                             .08 TO 1.00

             (k)        MAY 2001                               .09 TO 1.00

             (l)        JUNE, JULY AND AUGUST 2001             .01 TO 1.00

                        SEPTEMBER, OCTOBER

             (m)        NOVEMBER 2001                          .01 TO 1.00

             (n)        DECEMBER 2001 AND JANUARY              .15 TO 1.00
                        AND FEBRUARY 2002

             (o)        MARCH, APRIL AND MAY 2002              .45 TO 1.00

             (p)        JUNE, JULY AND AUGUST 2002             .75 TO 1.00

             (q)        SEPTEMBER, OCTOBER AND                 .92 TO 1.00
                        NOVEMBER 2002

             (r)        DECEMBER 2002 AND JANUARY             1.00 TO 1.00
                        AND FEBRUARY 2003

             (s)        MARCH, APRIL AND MAY 2003             1.00 TO 1.00

             (t)        JUNE 2003, AND EACH FISCAL            1.02 TO 1.00
                        MONTH THEREAFTER,
                        IN EACH CASE TOGETHER WITH
                        THE 11 PRECEDING
                        FISCAL MONTHS"

         (i) SECTION 9.11 CONSOLIDATED FIXED CHARGE COVERAGE RATIO. Section 9.11 is deleted in its entirety, and the following is substituted in lieu thereof:

         "SECTION 9.11. CONSOLIDATED FIXED CHARGE COVERAGE RATIO. THE BORROWER SHALL HAVE, ON A CONSOLIDATED BASIS WITH ITS CONSOLIDATED SUBSIDIARIES, A FIXED CHARGE COVERAGE RATIO, AS OF THE END OF EACH PERIOD OF TWELVE CONSECUTIVE FISCAL MONTHS ENDING ON THE LAST DAY OF THE FISCAL MONTH SET FORTH BELOW, OF NOT LESS THAN THE RATIO SET FORTH BELOW OPPOSITE SUCH PERIOD:

                     TWELVE FISCAL MONTHS ENDING                        MINIMUM CONSOLIDATED
                                                                        FIXED CHARGE
                                                                        COVERAGE RATIO

          (a)        JUNE 2000                                             .60 TO 1.00

          (b)        JULY 2000                                             .60 TO 1.00

          (c)        AUGUST 2000                                           .60 TO 1.00

          (d)        SEPTEMBER 2000                                        .65 TO 1.00

          (e)        OCTOBER 2000                                          .65 TO 1.00

          (f)        NOVEMBER 2000                                         .65 TO 1.00

          (g)        DECEMBER 2000                                         .40 TO 1.00

          (h)        JANUARY 2001                                          .35 TO 1.00

          (i)        FEBRUARY 2001                                         .30 TO 1.00

          (j)        MARCH 2001                                            .22 TO 1.00

          (k)        APRIL 2001                                            .20 TO 1.00

          (l)        MAY 2001                                              .19 TO 1.00

          (m)        JUNE, JULY AND AUGUST 2001                            .13 TO 1.00

          (n)        SEPTEMBER, OCTOBER AND NOVEMBER 2001                  .20 TO 1.00

          (o)        DECEMBER 2001 AND JANUARY AND FEBRUARY 2002           .30 TO 1.00

          (p)        MARCH, APRIL AND MAY 2002                             .59 TO 1.00

          (q)        JUNE, JULY AND AUGUST 2002                            .82 TO 1.00

          (r)        SEPTEMBER, OCTOBER AND NOVEMBER 2002                  .95 TO 1.00

          (s)        DECEMBER 2002, AND EACH FISCAL MONTH                 1.00 TO 1.00
                     THEREAFTER, IN EACH CASE TOGETHER WITH THE
                     11 PRECEDING FISCAL MONTHS"

         (j) SECTION 9.12 EBITDA Section 9.12 is deleted in its entirety and the following is substituted in lieu thereof:

         "SECTION 9.12. EBITDA. THE BORROWER SHALL HAVE EBITDA, AS OF THE END OF EACH PERIOD OF FOUR CONSECUTIVE FISCAL QUARTERS SET FORTH BELOW, OF NOT LESS THAN THE AMOUNT SET FORTH BELOW OPPOSITE SUCH PERIOD:

                        FOUR FISCAL QUARTERS ENDING IN                        MINIMUM EBITDA

             (a)        SEPTEMBER 2000                                        $ 4,750,000

             (b)        DECEMBER 2000                                           2,000,000

             (c)        MARCH 2001                                              1,200,000

             (d)        JUNE 2001                                                 100,000

             (e)        SEPTEMBER 2001                                            200,000

             (f)        DECEMBER 2001                                           2,200,000

             (g)        MARCH 2002                                              7,000,000

             (h)        JUNE 2002                                              12,000,000

             (i)        SEPTEMBER 2002                                         14,500,000

             (j)        DECEMBER 2002                                          15,500,000

             (k)        MARCH 2003                                             15,500,000

             (l)        JUNE, 2003, AND EACH FISCAL QUARTER                    16,000,000
                        THEREAFTER, IN EACH CASE TOGETHER WITH THE
                        THREE PRECEDING FISCAL QUARTERS"

         (k) SECTION 9.13 ADJUSTED EBITDA Section 9.13 is deleted in its entirety, and the following is substituted in lieu thereof:

         "SECTION 9.13 Adjusted EBITDA. The Borrower shall have Adjusted EBITDA, as of the end of each period of four consecutive Fiscal Quarters set forth below, of not less than the amount set forth below opposite such period:

                      FOUR FISCAL QUARTERS ENDING IN                          MINIMUM ADJUSTED EBITDA

             (a)      SEPTEMBER 2000                                          $ 11,580,000

             (b)      DECEMBER 2000                                             10,000,000

             (c)      MARCH 2001                                                10,585,000

             (d)      JUNE 2001                                                  9,830,000

             (e)      SEPTEMBER 2001                                             8,000,000

             (f)      DECEMBER 2001                                              5,500,000

             (g)      MARCH 2002                                                 4,000,000

             (h)      JUNE 2002                                                  3,700,000

             (i)      SEPTEMBER 2002                                             4,000,000

             (j)      DECEMBER 2002                                              4,200,000

             (k)      MARCH 2003                                                 4,200,000

             (l)      JUNE 2003,AND EACH FISCAL QUARTER                          4,500,000
                      THEREAFTER, IN EACH CASE TOGETHER WITH
                      THE THREE PRECEDING FISCAL QUARTERS"

         (l) SECTION 9.14 SENIOR LEVERAGE RATIO Section 9.14 is deleted in its entirety, and the following is substituted in lieu thereof:

         "SECTION 9.14 SENIOR LEVERAGE RATIO. THE BORROWER SHALL HAVE A SENIOR LEVERAGE RATIO, AS OF THE END OF EACH PERIOD OF FOUR CONSECUTIVE FISCAL QUARTERS SET FORTH BELOW, OF NOT GREATER THAN THE RATIO SET FORTH BELOW OPPOSITE SUCH PERIOD:


                                                                          MAXIMUM SENIOR
                      FOUR FISCAL QUARTERS ENDING IN                      LEVERAGE RATIO

             (a)      SEPTEMBER 2000                                       12.50 TO 1.00

             (b)      DECEMBER 2000                                        19.00 TO 1.00

             (c)      MARCH 2001                                           34.60 TO 1.00

             (d)      JUNE 2001                                           471.63 TO 1.00

             (e)      SEPTEMBER 2001                                      511.94 TO 1.00

             (f)      DECEMBER 2001                                        20.00 TO 1.00

             (g)      MARCH 2002                                            6.00 TO 1.00

             (h)      JUNE 2002                                             3.20 TO 1.00

             (i)      SEPTEMBER 2002                                        2.90 TO 1.00

             (j)      DECEMBER 2002                                         2.60 TO 1.00

             (k)      MARCH 2003                                            2.15 TO 1.00

             (l)      JUNE 2003,AND EACH FISCAL QUARTER                     1.80 TO 1.00
                      THEREAFTER, IN EACH CASE TOGETHER WITH THE
                      THREE PRECEDING FISCAL QUARTERS"

         (m) SECTION 9.15 AVAILABILITY SECTION 9.15 IS DELETED IN ITS ENTIRETY, IS RE-CAPTIONED "COLLATERAL MANAGEMENT FEE AND AVAILABILITY" AND THE FOLLOWING IS SUBSTITUTED IN LIEU THEREOF:

         "SECTION 9.15 COLLATERAL MANAGEMENT FEE AND AVAILABILITY. THE BORROWER SHALL PAY TO THE AGENT, FOR THE RATABLE BENEFIT OF THE LENDERS, IN CASH, ON APRIL 30, 2001, AND ON THE FIRST BUSINESS DAY OF EACH OF JULY AND OCTOBER, 2001, AND JANUARY, APRIL AND JULY 2002, A NON-REFUNDABLE COLLATERAL MANAGEMENT FEE OF $50,000, WHICH FEE SHALL BE DUE AND PAYABLE, AND DEEMED TO BE FULLY EARNED, ON EACH SUCH DATE. IN ADDITION, WITH RESPECT TO EACH CALENDAR MONTH PRIOR TO THE FIRST BUSINESS DAY FOLLOWING THE SUNDAY CLOSEST TO JULY 1, 2002, THE BORROWER'S AVERAGE AVAILABILITY FOR THE 30 OR 31 DAY PERIOD (OR 28 DAY PERIOD, IN THE CASE OF THE MONTH OF FEBRUARY) ENDING AT THE END OF EACH SUCH MONTH SHALL NOT BE LESS THAN $1,500,000. BEGINNING WITH THE FIRST BUSINESS DAY FOLLOWING THE SUNDAY CLOSEST TO JULY 1, 2002, THROUGH THE END OF THE FISCAL YEAR BEGINNING ON SUCH SUNDAY, THE BORROWER'S AVAILABILITY AT THE END OF EACH DAY DURING SUCH FISCAL YEAR SHALL NOT BE LESS THAN $1,500,000. BEGINNING WITH THE FIRST BUSINESS DAY FOLLOWING THE SUNDAY CLOSEST TO JULY 1, 2003, AND AT ALL TIMES THEREAFTER, THE BORROWER'S AVAILABILITY AT THE END OF EACH DAY SHALL NOT BE LESS THAN $2,000,000."

         (n) SECTION 10.09 ADMINISTRATIVE MANAGEMENT FEE SECTION 10.09 IS AMENDED BY DELETING THE NUMBER "35,000" CONTAINED THEREIN AND SUBSTITUTING IN LIEU THEREOF THE NUMBER "50,000", AND IS FURTHER AMENDED BY ADDING THE FOLLOWING PROVISO AT THE END THEREOF:

         "PROVIDED, HOWEVER, THAT THE ADMINISTRATIVE MANAGEMENT FEE PAYABLE FOR THE PERIOD FROM THE CLOSING DATE THROUGH THE FIRST ANNIVERSARY THEREOF SHALL BE PAID IN TWO INSTALLMENTS; THE FIRST INSTALLMENT OF $35,000 SHALL BE FULLY EARNED, DUE AND PAYABLE ON THE CLOSING DATE, AND THE SECOND INSTALLMENT OF $15,000 SHALL BE DUE AND PAYABLE ON APRIL 30, 2001, UPON THE EXECUTION OF THE FIRST AMENDMENT."

         (o) ANNEX II LIEN PERFECTION INFORMATION. ANNEX II TO THE FINANCING AGREEMENT IS DELETED IN ITS ENTIRETY, AND ANNEX II TO THIS AMENDMENT IS SUBSTITUTED IN LIEU THEREOF.

         SECTION TWO. WAIVER. EFFECTIVE AS OF THE DATE HEREOF, UPON THE SATISFACTION OF THE CONDITIONS PRECEDENT SET FORTH IN SECTION FOUR HEREOF, THE LENDERS HEREBY WAIVE AS SEPARATE EVENTS OF DEFAULT (i) EACH EVENT OF DEFAULT SET FORTH ON SCHEDULE A HERETO AND (ii) THE OCCURRENCE AND CONTINUANCE AS OF THE DATE OF THIS AMENDMENT OF AN "EVENT OF DEFAULT" UNDER, AND AS DEFINED IN, THE MEZZANINE FINANCING AGREEMENT, PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL BE DEEMED TO BE A WAIVER OF ANY OTHER EVENT OF DEFAULT, WHETHER OR NOT THE LENDERS HAVE ANY KNOWLEDGE THEREOF, NOR SHALL ANYTHING CONTAINED HEREIN BE DEEMED TO BE A WAIVER OF ANY FUTURE EVENT OF DEFAULT WHATSOEVER.

         SECTION THREE. REPRESENTATIONS AND WARRANTIES. TO INDUCE THE AGENT AND THE LENDERS TO ENTER INTO THIS AMENDMENT, THE BORROWER WARRANTS AND REPRESENTS TO THE AGENT AND THE LENDERS AS FOLLOWS:

         (a) ALL OF THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THE FINANCING AGREEMENT AND EACH OTHER LOAN DOCUMENT TO WHICH THE BORROWER IS A PARTY CONTINUE TO BE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AS OF THE DATE HEREOF, AS IF REPEATED AS OF THE DATE HEREOF, EXCEPT FOR SUCH REPRESENTATIONS AND WARRANTIES WHICH, BY THEIR TERMS, ARE ONLY MADE AS OF A PREVIOUS DATE;

         (b) THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AMENDMENT BY THE BORROWER IS WITHIN ITS CORPORATE POWERS, HAS BEEN DULY AUTHORIZED BY ALL NECESSARY CORPORATE ACTION, AND THE BORROWER HAS RECEIVED ALL NECESSARY CONSENTS AND APPROVALS (IF ANY SHALL BE REQUIRED) FOR THE EXECUTION AND DELIVERY OF THIS AMENDMENT;

         (c) UPON ITS EXECUTION, THIS AMENDMENT SHALL CONSTITUTE THE LEGAL, VALID AND BINDING OBLIGATION OF THE BORROWER, ENFORCEABLE AGAINST THE BORROWER IN ACCORDANCE WITH ITS TERMS, EXCEPT AS SUCH ENFORCEABILITY MAY BE LIMITED BY
(i) BANKRUPTCY, INSOLVENCY OR SIMILAR LAWS AFFECTING CREDITORS' RIGHTS GENERALLY AND (ii) GENERAL PRINCIPLES OF EQUITY;

         (d) THE BORROWER IS NOT IN DEFAULT UNDER ANY INDENTURE, MORTGAGE, DEED OF TRUST, OR OTHER MATERIAL AGREEMENT (OTHER THAN THE MEZZANINE FINANCING AGREEMENT) OR MATERIAL INSTRUMENT TO WHICH IT IS A PARTY OR BY WHICH IT MAY BE BOUND. NEITHER THE EXECUTION AND DELIVERY OF THIS AMENDMENT, NOR THE CONSUMMATION OF THE TRANSACTIONS HEREIN CONTEMPLATED, NOR COMPLIANCE WITH THE PROVISIONS HEREOF WILL (i) VIOLATE ANY LAW OR REGULATION APPLICABLE TO IT, (ii) CAUSE A VIOLATION BY THE BORROWER OF ANY ORDER OR DECREE OF ANY COURT OR GOVERNMENT INSTRUMENTALITY APPLICABLE TO IT, (iii) CONFLICT WITH, OR RESULT IN THE BREACH OF, OR CONSTITUTE A DEFAULT UNDER, ANY INDENTURE, MORTGAGE, DEED OF TRUST, OR OTHER MATERIAL AGREEMENT OR MATERIAL INSTRUMENT TO WHICH THE BORROWER IS A PARTY OR BY WHICH IT MAY BE BOUND, (iv) RESULT IN THE CREATION OR IMPOSITION OF ANY LIEN, CHARGE, OR ENCUMBRANCE UPON ANY

OF THE PROPERTY OF THE BORROWER, EXCEPT IN FAVOR OF THE AGENT, TO SECURE THE OBLIGATIONS, OR (v) VIOLATE ANY PROVISION OF THE CERTIFICATE OF INCORPORATION, BY-LAWS OR ANY CAPITAL STOCK PROVISIONS OF THE BORROWER;

         (e) NO EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, EXCEPT FOR THOSE EVENTS OF DEFAULT WHICH HAVE BEEN WAIVED PURSUANT TO SECTION TWO HEREOF; AND

         (f) SINCE THE DATE OF THE RECEIPT BY THE AGENT AND THE LENDERS OF THE FINANCIAL STATEMENTS OF THE BORROWER AND ITS CONSOLIDATED SUBSIDIARIES FOR THE FIVE-MONTH PERIOD ENDED IN FEBRUARY, 2001, NO CHANGE OR EVENT HAS OCCURRED WHICH HAS HAD OR IS REASONABLY LIKELY TO HAVE A MATERIAL ADVERSE EFFECT.

         SECTION FOUR. CONDITIONS PRECEDENT. THIS AMENDMENT SHALL BECOME EFFECTIVE UPON THE DATE THAT THE LAST OF THE FOLLOWING EVENTS SHALL HAVE
OCCURRED:

         (a) THE BORROWER SHALL HAVE RECEIVED THE PROCEEDS OF A CASH INFUSION IN AN AGGREGATE AMOUNT OF NOT LESS THAN $7,000,000 (THE "CASH INFUSION"), WHICH SHALL CONSIST OF (i) AN INFUSION OF NO MORE THAN $3,000,000 IN THE FORM OF CASH FROM ONE OR MORE FOREIGN SUBSIDIARIES IN THE FORM OF REPAYMENT OF INTERCOMPANY INDEBTEDNESS OWING TO THE BORROWER BY ANY ONE OR MORE OF SUCH FOREIGN SUBSIDIARIES, NET OF ANY TAX CONSEQUENCES OR RIGHTS OF SET-OFF (THE "INTERCOMPANY PAYMENT"), (ii) AN INFUSION OF $2,000,000 FROM JOSEPH MONTGOMERY, WHICH MAY BE IN THE FORM OF EITHER EQUITY OR UNSECURED SUBORDINATED INDEBTEDNESS, WHICH MAY BE CONVERTIBLE INTO THE COMMON STOCK OF THE BORROWER (THE "MONTGOMERY INFUSION") AND (iii) AN INFUSION OF $2,000,000 FROM AN INVESTOR, WHICH IS NOT AN AFFILIATE OF THE BORROWER, WHICH MAY BE IN THE FORM OF EITHER EQUITY OR UNSECURED SUBORDINATED INDEBTEDNESS, WHICH MAY BE CONVERTIBLE INTO THE COMMON STOCK OF THE BORROWER (THE "INSTITUTIONAL INFUSION"; THE MONTGOMERY INFUSION AND THE INSTITUTIONAL INFUSION SHALL BE REFERRED TO COLLECTIVELY AS THE "2001 SUBORDINATED DEBT").

         (b) (i) THE AGENT, THE LENDERS AND THEIR COUNSEL SHALL HAVE RECEIVED AND REVIEWED TO THEIR REASONABLE SATISFACTION (x) ALL OF THE TERMS AND CONDITIONS OF THE MONTGOMERY INFUSION, INCLUDING WITHOUT LIMITATION, COVENANTS, EVENTS OF DEFAULT AND TERMS OF SUBORDINATION PERTAINING TO THE MONTGOMERY INFUSION, AND (y) THE INSTRUMENTS THAT EVIDENCE THE MONTGOMERY INFUSION, AND THE AGREEMENTS AND DOCUMENTS PURSUANT TO WHICH THE MONTGOMERY INFUSION OR SUCH INSTRUMENTS, AS THE CASE MAY BE, WILL BE ISSUED OR WILL BE GOVERNED. THE AGENT, ON BEHALF OF THE LENDERS, AND JOSEPH MONTGOMERY SHALL HAVE ENTERED INTO A SUBORDINATION AGREEMENT SUBSTANTIALLY IN THE FORM OF EXHIBIT A ATTACHED HERETO.

         (ii) THE PRINCIPAL OF THE MONTGOMERY INFUSION SHALL BE PAYABLE IN A SINGLE INSTALLMENT WHICH, BY ITS TERMS, MAY ONLY BE PAYABLE ON THE EARLIER TO OCCUR OF (x) THE DATE FOLLOWING THE DATE ON WHICH THE OBLIGATIONS ARE PAID AND SATISFIED IN FULL IN CASH AND (y) THE DATE ON WHICH ALL OF THE EVENTS SPECIFIED IN CLAUSES (A), (B), (C), (D), (E) AND (F) TO THE

PROVISO CONTAINED IN SECTION 9.03(e) OF THE FINANCING AGREEMENT SHALL HAVE OCCURRED. INTEREST ON THE MONTGOMERY INFUSION MAY BE PAID IN CASH, ON THE FIRST DAY OF EACH CALENDAR QUARTER IN ARREARS FOR THE PREVIOUS CALENDAR QUARTER AND UPON THE FULL CONVERSION OF THE ENTIRE UNPAID PRINCIPAL BALANCE THEREOF INTO EQUITY IN ACCORDANCE WITH THE TERMS THEREOF, SO LONG AS (x) THE FIXED CHARGE COVERAGE RATIO OF THE BORROWER, ON A CONSOLIDATED BASIS WITH ITS CONSOLIDATED SUBSIDIARIES, FOR THE MOST RECENTLY ENDED PERIOD OF TWELVE CONSECUTIVE FISCAL MONTHS, SHALL BE GREATER THAN 1.00 TO 1.00, (y) THE AGENT SHALL HAVE RECEIVED A CERTIFICATE, DULY EXECUTED BY AN AUTHORIZED OFFICER, SETTING FORTH IN REASONABLE DETAIL THE CALCULATION OF SUCH FIXED CHARGE COVERAGE RATIO AND (z) NO EVENT OF DEFAULT SHALL HAVE OCCURRED AND THEN BE CONTINUING. PREPAYMENTS OF PRINCIPAL OF AND PAYMENTS OF ACCRUED INTEREST ON THE MONTGOMERY INFUSION MAY BE MADE SOLELY IN ACCORDANCE WITH THE TERMS OF SECTION 9.03(e) OF THE FINANCING AGREEMENT.

         (c) (i) THE IDENTITY OF THE HOLDERS OF THE INSTITUTIONAL INFUSION SHALL BE ACCEPTABLE TO THE LENDERS, IN THEIR COMMERCIALLY REASONABLE JUDGMENT, AND THE AGENT, THE LENDERS AND THEIR COUNSEL SHALL HAVE RECEIVED AND REVIEWED TO THEIR REASONABLE SATISFACTION (i) ALL OF THE TERMS AND CONDITIONS OF THE INSTITUTIONAL INFUSION, INCLUDING WITHOUT LIMITATION THE PRINCIPAL AMOUNT, RATE OF INTEREST, COVENANTS, EVENTS OF DEFAULT AND TERMS OF SUBORDINATION PERTAINING THERETO, AND
(ii) THE INSTRUMENTS THAT EVIDENCE THE INSTITUTIONAL INFUSION, AND THE AGREEMENTS AND DOCUMENTS PURSUANT TO WHICH THE INSTITUTIONAL INFUSION, OR SUCH INSTRUMENTS, AS THE CASE MAY BE, WILL BE ISSUED OR WILL BE GOVERNED. THE AGENT, ON BEHALF OF THE LENDERS, AND THE HOLDERS OF THE INSTITUTIONAL INFUSION SHALL HAVE ENTERED INTO A SUBORDINATION AGREEMENT SUBSTANTIALLY IN THE FORM OF EXHIBIT B ATTACHED HERETO.

         (ii) THE DOCUMENTS GOVERNING THE INSTITUTIONAL INFUSION (x) MAY PROVIDE FOR THE CURRENT PAYMENT OF INTEREST, (y) MAY NOT ALLOW FOR THE SCHEDULED REPAYMENT OF THE PRINCIPAL THEREOF IN WHOLE OR IN PART PRIOR TO THE DAY ONE BUSINESS DAY AFTER THE MATURITY DATE OF THE MEZZANINE DEBT AND (z) MAY ALLOW FOR PREPAYMENTS OF THE PRINCIPAL THEREOF SOLELY IN ACCORDANCE WITH THE TERMS OF
SECTION 9.03(e) OF THE FINANCING AGREEMENT.

         (d) THE AGENT AND THE LENDERS SHALL HAVE RECEIVED AND REVIEWED TO THEIR REASONABLE SATISFACTION (i) A FIELD EXAMINATION, PERFORMED AS OF A RECENT DATE BY THE MEMBERS OF THE AGENT'S FIELD EXAMINATION STAFF, OF THE BORROWER'S BOOKS, RECORDS AND COLLATERAL, (ii) A UCC SEARCH, PERFORMED AS OF A RECENT DATE AT THE BORROWER'S EXPENSE, WITH RESPECT TO ALL OF THE LOCATIONS AT WHICH THE BORROWER'S BOOKS AND RECORDS, AND ANY ASSETS OR PROPERTIES OWNED OR LEASED BY THE BORROWER, ARE LOCATED, STORED OR MAINTAINED, AND (iii) AN UPDATED ANNEX II TO THE FINANCING AGREEMENT, COMPLETED BY THE BORROWER;

         (e) THE AGENT AND THE LENDERS SHALL HAVE RECEIVED AND REVIEWED TO THEIR REASONABLE SATISFACTION (i) A CURRENT AGING OF THE BORROWER'S TRADE PAYABLES, NO MATERIAL PORTION OF WHICH MAY BE PAST DUE BEYOND THE BORROWER'S HISTORIC PAYMENT PRACTICES, (ii)

INTERNALLY PREPARED FINANCIAL STATEMENTS OF THE BORROWER AND ITS
CONSOLIDATED SUBSIDIARIES FOR THE SIX MONTH PERIOD ENDED IN DECEMBER 2000 AND
(iii) A PRO FORMA BALANCE SHEET OF THE BORROWER, PREPARED BY ITS CHIEF FINANCIAL OFFICER, REFLECTING THE BORROWER'S RECEIPT, AND THE ACCOUNTING TREATMENT, OF THE CASH INFUSION;

         (f) EACH OF THE LENDERS SHALL HAVE OBTAINED THE APPROVAL BY ITS EXECUTIVE CREDIT COMMITTEE OF THE TRANSACTIONS CONTEMPLATED TO OCCUR HEREUNDER;

         (g) THE AGENT, THE LENDERS AND THEIR COUNSEL SHALL HAVE RECEIVED AND REVIEWED A FINAL DRAFT OF (i) AN AMENDMENT TO THE MEZZANINE FINANCING AGREEMENT CONTAINING FINANCIAL COVENANT MODIFICATIONS THAT ARE CONSISTENT WITH THE MODIFICATIONS CONTAINED IN THIS AMENDMENT AND (ii) A WAIVER OF ALL EVENTS OF DEFAULT THAT HAVE OCCURRED AND ARE CONTINUING THEREUNDER, EACH OF WHICH DRAFTS SHALL CONTAIN SUCH TERMS AND CONDITIONS (INCLUDING CONDITIONS TO ITS EFFECTIVENESS) AS SHALL BE REASONABLY SATISFACTORY TO THE AGENT, THE LENDERS AND THEIR COUNSEL;

         (h) THE LENDERS SHALL HAVE RECEIVED THIS AMENDMENT, DULY EXECUTED BY THE BORROWER;

         (i) EXCEPT FOR THOSE EVENTS OF DEFAULT WHICH HAVE BEEN WAIVED PURSUANT TO SECTION TWO HEREOF, NO DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING WHICH CONSTITUTES AN EVENT OF DEFAULT OR WOULD CONSTITUTE AN EVENT OF DEFAULT UPON THE GIVING OF NOTICE OR LAPSE OF TIME OR BOTH, AND NO EVENT OR DEVELOPMENT WHICH HAS HAD OR IS REASONABLY LIKELY TO HAVE A MATERIAL ADVERSE EFFECT SHALL HAVE OCCURRED, IN EACH CASE SINCE THE DATE OF DELIVERY TO THE LENDERS OF THE BORROWER'S MOST RECENT FINANCIAL STATEMENTS;

         (j) THE LENDERS SHALL HAVE RECEIVED (i) AN OFFICER'S CERTIFICATE, EXECUTED BY THE CHIEF FINANCIAL OFFICER OR CHIEF EXECUTIVE OFFICER OF THE BORROWER, CONFIRMING THE TRUTH AND ACCURACY OF THE REPRESENTATIONS AND WARRANTIES CONTAINED IN SECTION THREE HEREOF AND CONTAINED IN SECTION FOUR (j) HEREOF, AND (ii) A SECRETARY'S CERTIFICATE, EXECUTED BY THE CORPORATE SECRETARY OF THE BORROWER, CERTIFYING THAT THE BORROWER'S BOARD OF DIRECTORS SHALL HAVE MET AND CONSIDERED THE TRANSACTIONS CONTEMPLATED TO OCCUR UNDER THIS AMENDMENT, AND SHALL HAVE APPROVED THE SAME; AND

         (k) COUNSEL TO THE AGENT AND THE LENDERS SHALL HAVE RECEIVED PAYMENT OF ALL FEES AND DISBURSEMENTS INCURRED IN CONNECTION WITH THE PREPARATION, NEGOTIATION AND CLOSING OF THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED TO OCCUR HEREUNDER.

         SECTION FIVE. GENERAL PROVISIONS.

         (a) EXCEPT AS HEREIN EXPRESSLY AMENDED, THE FINANCING AGREEMENT AND ALL OTHER AGREEMENTS, DOCUMENTS, INSTRUMENTS AND CERTIFICATES EXECUTED IN CONNECTION THEREWITH,

ARE RATIFIED AND CONFIRMED IN ALL RESPECTS AND SHALL REMAIN IN FULL FORCE AND EFFECT IN ACCORDANCE WITH THEIR RESPECTIVE TERMS.

         (b) ALL REFERENCES TO THE FINANCING AGREEMENT IN THE FINANCING AGREEMENT SHALL MEAN THE FINANCING AGREEMENT AS AMENDED AS OF THE EFFECTIVE DATE HEREOF, AND AS AMENDED HEREBY AND AS HEREAFTER AMENDED, SUPPLEMENTED AND MODIFIED FROM TIME TO TIME.

         (c) IN CONSIDERATION OF THE WILLINGNESS OF THE LENDERS TO ENTER INTO THIS AMENDMENT AND TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED TO OCCUR HEREUNDER, AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE BORROWER IRREVOCABLY AGREES TO PAY IN CASH TO THE AGENT, FOR THE RATABLE BENEFIT OF THE LENDERS, A NON-REFUNDABLE ACCOMMODATION FEE IN THE AMOUNT OF $125,000, WHICH SHALL BE DEEMED TO BE FULLY EARNED ON THE DATE OF THIS AMENDMENT, BUT SHALL BE PAYABLE IN THREE INSTALLMENTS ON THE FOLLOWING DATES AND IN THE FOLLOWING AMOUNTS (i) JUNE 1, 2001 - $41,000, (ii) JULY 2, 2001 - $41,000 AND (iii) AUGUST 1 - $43,000.

         (d) THE BORROWER SHALL PAY TO THE AGENT, ON THE DATE HEREOF, FOR THE AGENT'S OWN ACCOUNT, $15,000 IN PAYMENT OF THAT PORTION OF THE ADMINISTRATIVE FEE (WHICH IS BEING INCREASED RETROACTIVELY PURSUANT TO SECTION 1(j) HEREOF) FOR THE PERIOD FROM THE CLOSING DATE THROUGH THE FIRST ANNIVERSARY THEREOF AND PAYABLE ON APRIL 30, 2001, UPON THE EXECUTION OF THIS AMENDMENT.

         (e) THE BORROWER HEREBY AUTHORIZES THE AGENT TO CHARGE THE BORROWER'S LOAN ACCOUNT WITH THE AMOUNT OF EACH INSTALLMENT OF THE FEES SET FORTH IN CLAUSES (c) AND (d) ABOVE AS AND WHEN SUCH FEES AND INSTALLMENTS OF FEES BECOMES PAYABLE.

         (f) PROMPTLY AFTER EXECUTION HEREOF, THE BORROWER SHALL DELIVER TO THE AGENT SUCH UCC FINANCING STATEMENTS AS THE AGENT SHALL, IN ITS DISCRETION, REQUIRE WITH RESPECT TO THE LOCATIONS SET FORTH IN ANNEX II, AS REVISED HEREBY. THE BORROWER SHALL USE ITS REASONABLE BEST EFFORTS TO DELIVER TO THE AGENT A WAREHOUSEMAN'S OR PROCESSOR'S WAIVER SUBSTANTIALLY IN THE FORM OF EXHIBIT E-1 OR EXHIBIT E-2, AS APPLICABLE, DULY EXECUTED BY THE LESSOR OR OWNER OF EACH LOCATION SET FORTH IN ANNEX II, AS REVISED HEREBY, WITHIN SIXTY (60) DAYS AFTER THE DATE HEREOF.

         (g) THE BORROWER ACKNOWLEDGES THAT, WITHIN A REASONABLE TIME AFTER THE DATE HEREOF, THE AGENT AND THE LENDERS WILL CAUSE TO BE PERFORMED (i) A COMPREHENSIVE INVENTORY APPRAISAL PERFORMED BY AN APPRAISAL FIRM ENGAGED AND PAID FOR BY THE BORROWER AND ACCEPTABLE TO THE AGENT, WHICH APPRAISAL SHALL INCLUDE WITHOUT LIMITATION AN EXAMINATION OF THE VALUE, COUNT, AND MIX OF THE BORROWER'S INVENTORY, AND (ii) THE FIELD STUDY PERFORMED BY AN INDUSTRY SPECIALIST ENGAGED AND PAID FOR BY THE BORROWER AND ACCEPTABLE TO THE AGENT, OF THE ALTERATIONS MADE BY THE BORROWER TO ITS MOTORCYCLE PLANT LOCATED IN BEDFORD, PENNSYLVANIA;

         (h) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPALS THEREOF.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, EACH OF THE BORROWER, THE AGENT AND EACH OF THE LENDERS HAS SIGNED BELOW TO INDICATE ITS AGREEMENT WITH THE FOREGOING AND ITS INTENT TO BE BOUND THEREBY.

                                  CANNONDALE CORPORATION
                                  AS BORROWER

                                  BY:    /S/ WILLIAM A. LUCA
                                     ------------------------------------
                                       NAME:        WILLIAM A. LUCA
                                       TITLE:       VICE PRESIDENT

                                  THE CIT GROUP/BUSINESS CREDIT, INC.,
                                  AS AGENT AND AS A LENDER

                                  BY:   /S/ NICK MALATESTINIC
                                     ------------------------------------
                                       NAME:        NICK MALATESTINIC
                                       TITLE:       V.P. - TEAM LEADER

                                  GMAC COMMERCIAL CREDIT LLC,
                                  AS A LENDER

                                  BY:   /S/ FRANK IMPERATO, S.V.P.
                                     ----------------------------------------
                                       NAME:        FRANK IMPERATO
                                       TITLE:       SENIOR VICE PRESIDENT

                                   SCHEDULE A

                                EVENTS OF DEFAULT

1. VIOLATIONS OF SECTION 9.11 OF FINANCING AGREEMENT. THE BORROWER FAILED TO HAVE, ON A CONSOLIDATED BASIS WITH ITS CONSOLIDATED SUBSIDIARIES, A FIXED CHARGE COVERAGE RATIO, AS OF THE END OF EACH PERIOD OF TWELVE CONSECUTIVE FISCAL MONTHS ENDING ON THE LAST SAY OF THE FISCAL MONTH SET FORTH BELOW, OF NOT LESS THAN THE RATIO SET FORTH BELOW OPPOSITE SUCH MONTH, IN VIOLATION OF SECTION 9.11 OF THE FINANCING AGREEMENT (BEFORE GIVING EFFECT TO THIS AMENDMENT):

                                                                       MINIMUM CONSOLIDATED FIXED CHARGE
               TWELVE FISCAL MONTHS ENDING                                      COVERAGE RATIO
            ---------------------------------                          ---------------------------------
            (a)      DECEMBER 2000                                               .75 TO 1.00

            (b)      JANUARY 2001                                                .75 TO 1.00

            (c)      FEBRUARY 2001                                               .75 TO 1.00

            (d)      MARCH 2001                                                  .90 TO 1.00

2. VIOLATION OF SECTION 9.15 OF FINANCING AGREEMENT. THE BORROWER FAILED TO MAINTAIN AN AVERAGE AVAILABILITY FOR THE MONTH OF MARCH 2001 OF AT LEAST $1,500,000, IN VIOLATION OF SECTION 9.15 OF THE FINANCING AGREEMENT (BEFORE GIVING EFFECT TO THIS AMENDMENT).







                                 SCHEDULE A - 1

                                    ANNEX II

                           LIEN PERFECTION INFORMATION

                                [TO BE ATTACHED]